UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2015

AMERIANA BANCORP
(Exact name of registrant as specified in charter)

Indiana	0-18392	35-1782688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Bundy Avenue, New Castle, Indiana  47263-1048
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (765) 529-2230

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 7, 2015, the Board of Directors of Ameriana Bancorp (the “Company”), the holding company for Ameriana Bank (the “Bank”), was informed of the death of Director Donald C. Danielson.  Mr. Danielson had served as a director of the Bank since 1971 and a director of the Company since its formation in 1990.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIANA BANCORP

Dated: May 12, 2015	By:	/s/ Jerome J. Gassen
Jerome J. Gassen
President and Chief Executive Officer